Exhibit 99.1

Randy Buffington Appointed President and CEO of Allied Nevada

July 8, 2013 | Reno, Nevada - Allied Nevada Gold Corp. (“Allied Nevada”, “we”, “us”, “our” or the “Company”) (TSX: ANV; NYSE MKT: ANV) announces that, effective immediately, Randy Buffington has been appointed President and CEO. Bob Buchan will remain active as Executive Chairman and ensure Randy has the continued support necessary for success in his new role. In addition to the typical duties of the President and CEO, Randy will continue to oversee Hycroft operations.

“I have worked closely with Randy for the past three months and continue to be impressed with his ability to quickly grasp the issues and develop strategies to deal with them. I feel very confident that, under his leadership, the Company will reach its potential and, as such, I wholeheartedly endorse the board’s decision to promote him to President and CEO,” commented Bob Buchan.

Randy joined Allied Nevada in February 2013 as Executive Vice President and COO. During the last five months he has significantly strengthened the Hycroft operations team, realigned positions within the organization to better suit the changing environment at Hycroft and developed systems and programs to streamline the construction and operations teams.

For further information on Allied Nevada, please contact:

Bob Buchan	Tracey Thom
Executive Chairman	Vice President, Investor Relations
(775) 358-4455	(775) 789-0119

Cautionary Statement Regarding Forward Looking Information

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934 (and the equivalent under Canadian securities laws) and the Private Securities Litigation Reform Act, that are intended to be covered by the safe harbor created by such sections. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. Such forward-looking statements include, without limitation, statements regarding the proposed use of proceeds of the equity financing the realization, scope, size and capital requirements of expansion and construction activities and the timing thereof and other statements that are not historical facts. Forward-looking statements address activities, events or developments that Allied Nevada expects or anticipates will or may occur in the future, and are based on current expectations and assumptions. Although Allied Nevada management believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, risks that Allied Nevada’s exploration and property advancement efforts will not be successful; risks and uncertainties inherent to its Hycroft project expansion, risks relating to fluctuations in the price of gold and silver; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; uncertainties relating to obtaining approvals and permits from governmental regulatory authorities; and availability and timing of capital for financing the Company’s exploration and development activities, including the uncertainty of being able to raise capital on favorable terms or at all; as well as those factors discussed in Allied Nevada’s filings with the U.S. Securities and Exchange Commission (the “SEC”) including Allied Nevada’s latest Annual Report on Form 10-K and its other SEC filings (and Canadian filings) including, without limitation, its latest Quarterly Report on Form 10-Q (which may be secured from us, either directly at the SEC website at www.sec.gov). The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.